SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 23, 2004

                                ----------------

                            Pocahontas Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


           Delaware                      0-23969                71-0806097
------------------------------   ------------------------   ------------------
      (State or other            (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                              Identification No.)


1700 E. HIGHLAND, JONESBORO, AR                                          72401
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(Address of principal executive offices)                              (Zip Code)

                                 (870) 802-1700
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))





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Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
Standard; Transfer of Listing.

     On December 23, 2004, Pocahontas Bancorp, Inc. (the "Company") notified the Nasdaq Stock Market that the Company has become aware of the Company's material non-compliance with the requirements of Nasdaq Rule 4350. The non-compliance related to a member of the Company's Audit Committee failing to meet the criteria for independence set forth in Rule 10A-3(b)(i) under the Securities Exchange Act of 1934. The director has resigned from the Company's Audit Committee. As a result of the resignation, the Company is in compliance with the Nasdaq's corporate governance requirements, including the requirement that all Audit Committee members meet the criteria for independence as defined under Nasdaq Rule 4200(a)(15) and Rule 10A.

     A copy of the notice of non-compliance is attached as Exhibit 99 to this report.

Item 9.01. Financial Statements and Exhibits.

     (a)  Not Applicable.

     (b)  Not Applicable.

     (c)  Exhibits.


          Exhibit No.           Description
          -----------           -----------

             99                 Notice of Non-Compliance





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           Pocahontas Bancorp, Inc.

Dated: December 23, 2004              By:  /s/ Dwayne Powell
                                           -------------------------------------
                                           Dwayne Powell
                                           President and Chief Executive Officer